                                                                   EXHIBIT 10.11

                 INSTITUTO MEXICANO DE LA PROPIEDAD INDUSTRIAL

                                   LETTERHEAD


                 TITULO DE PATENTE DE INVENCION NUMERO:         185884
                                                       -----------------------



TITULAR(ES):      ROST INC.


DOMICILIO(S):     3542 MORRIS STREET, ST. PETERSBURG, FLORIDA 33713, E.U.A.


DENOMINACION:     GERMICIDA BIODEGRADABLE HIPOCOMPATIBLE, NO TOXICO.


CLASIF.INT(5):    A61L2/18


INVENTOR(ES):     PAUL L. SIMMONS



                                   SOLICITUD

                         FECHA DE
NUMERO:  9401009         PRESENTACION:  8 DE FEBRERO DE 1994       HORA: 14:22



                                   PRIORIDAD

PAIS:    US               FECHA:  16 DE JUGLIO DE 1993        NUMERO:  092,556


         ESTA PATENTE CONCEDE A SU TITULAR EL DERECHO EXCLUSIVO DE EXPLOTACION DEL INVENTO RECLAMADO EN EL CAPITULO REIVINDICATORIO Y TIENE UNA VIGENCIA DE VEINTE ANOS IMPRORROGABLES CONTADOS A PARTIR DE LA FECHA DE PRESENTACION DE LA SOLICITUD.


                              FECHA DE EXPEDICION

                            9 DE SEPTIEMBRE DE 1997


                              EL DIRECTOR GENERAL


                          -----------------------------
                           LIC. JORGE AMIGO CASTANEDA